EXHIBIT 99.1


             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors
   Opexa Pharmaceuticals, Inc.
   (A Development Stage Company)
   Houston, Texas


We have audited the accompanying balance sheet of Opexa Pharmaceuticals, Inc. (a development stage company), as of December 31, 2003, and the related statements of expenses, stockholders' deficit, and cash flows for the year ended December 31, 2003. These financial statements are the responsibility of Opexa's management. Our responsibility is to express an opinion on these financial statements based on our audit.

The financial statements for the period February 16, 2001 (inception) through December 31, 2002, were audited by other auditors whose reports expressed unqualified opinions on those statements. The financial statements for the period February 16, 2001 (inception) through December 31, 2002, include total revenues and net loss of $0 and $2,972,043, respectively. Our opinion on the statements of expenses, stockholders' deficit, and cash flows for the period February 16, 2001 (inception) through December 31, 2003, insofar as it relates to amounts for prior periods through December 31, 2002, is based solely on the report of other auditors.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Opexa Pharmaceuticals, Inc., as of December 31, 2003, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that Opexa will continue as a going concern. As discussed in Note 2 to the financial statements, Opexa suffered recurring losses from inception and negative cash flows from operating activities, which raises substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters also are described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



MALONE & BAILEY, PLLC
Houston, Texas
www.malone-bailey.com

October 14, 2004

                                                                    EXHIBIT 99.1


             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors
   Opexa Pharmaceuticals, Inc.
   (A Development Stage Company)
   Houston, Texas


We have audited the accompanying statement of operations, stockholders' deficit, and cash flows for the year ended December 31, 2002 and for the period from inception (February 16, 2001) to December 31, 2002 of Opexa Pharmaceuticals, Inc. (a development stage company). These financial statements are the responsibility of Opexa's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.




ERNST & YOUNG LLP

March 7, 2003

                                                                    EXHIBIT 99.1


                           OPEXA PHARMACEUTICALS, INC.
                          (A Development Stage Company)
                                  BALANCE SHEET
                                December 31, 2003

ASSETS

Current Assets
  Cash                                                              $   311,923
  Cash - Money Market                                                 1,788,598
  Prepaid expenses                                                       41,548
    Deposits                                                             25,287
                                                                    -----------
Total Current Assets                                                  2,167,356

Fixed assets, net of accumulated
         depreciation of $228,010                                       764,216
                                                                    -----------
TOTAL ASSETS                                                        $ 2,931,572
                                                                    ===========
LIABILITIES AND STOCKHOLDERS' DEFICIT

Current Liabilities
  Accounts payable                                                  $   113,804
  Accrued expenses                                                      118,223
                                                                    -----------
Total Current Liabilities                                               232,027
                                                                    -----------

Long Term Liabilities
  Deferred rent                                                          58,955
  Redeemable Series A Convertible Preferred Stock,
    $0.001 par value, 11,500,000 shares authorized,
    6,804,349 issued and outstanding                                  8,352,451
                                                                    -----------
Total Long Term Liabilities                                           8,411,406
                                                                    -----------
         Total Liabilities                                            8,643,433
                                                                    -----------

Commitments and Contingencies

Stockholders' Deficit
    Common stock, $0.001 par value, 20,000,000 shares
       authorized, 2,575,625 shares issued and outstanding                2,576
    Deferred stock compensation                                            (827)
  Additional paid in capital                                             47,338
  Deficit accumulated during the development stage                   (5,760,948)
                                                                    -----------
         Total Stockholders' Deficit                                 (5,711,861)
                                                                    -----------
         TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT                $ 2,931,572
                                                                    ===========



              See accompanying summary of accounting policies and
                         notes to financial statements.

                                                                    EXHIBIT 99.1


                           OPEXA PHARMACEUTICALS, INC.
                          (A Development Stage Company)
                             STATEMENTS OF EXPENSES
                  Years Ended December 31, 2003, and 2002, and
     the Period from February 16, 2001 (Inception) Through December 31, 2003

                                                                                          Inception
                                                                                           Through
                                                 2003                  2002                 2003
                                             -----------           -----------           -----------
Operating Expenses:
Research & development                       $ 1,408,904           $ 1,376,029           $ 3,129,413
General & administrative                       1,402,009               874,319             2,656,295
                                             -----------           -----------           -----------
Total operating expense                        2,810,913             2,250,348             5,785,708
                                             -----------           -----------           -----------
Operating Loss                                (2,810,913)           (2,250,348)           (5,785,708)

Other income (expense)
Interest income                                   21,406                55,975                78,599
Interest expense                                      --               (30,936)              (54,441)
Gain on sale of equipment                            602                    --                   602
                                             -----------           -----------           -----------
Net Loss                                     $(2,788,905)          $(2,225,309)          $(5,760,948)
                                             ===========           ===========           ===========


Basic and diluted loss per share             $     (1.08)          $     (0.89)

Weighted average shares outstanding            2,573,042             2,489,677





              See accompanying summary of accounting policies and
                         notes to financial statements.

                                                                    EXHIBIT 99.1


                           OPEXA PHARMACEUTICALS, INC.
                          (A Development Stage Company)
                  STATEMENT OF CHANGES IN STOCKHOLDERS' DEFICIT
       Period from February 16, 2001 (Inception) Through December 31, 2003

                            Redeemable Series A                           Deferred    Additional
                        Convertible Preferred Stock     Common Stock        Stock       Paid-in       Retained
                             Shares          $        Shares       $     Compensation   Capital       Deficit         Total
                            ---------   ----------   ---------   ------   ---------    ---------    -----------    -----------
Shares issued
  for cash                         --   $       --     620,000   $  620   $      --    $   5,580    $        --    $     6,200
  for license of
  technology                       --           --   1,700,000    1,700      15,300       17,000
Net Loss                           --           --          --       --    (746,734)    (746,734)
                            ---------   ----------   ---------   ------   ---------    ---------    -----------    -----------
Balances at
  December 31, 2001                --           --   2,320,000    2,320          --       20,880       (746,734)      (723,534)

Shares issued
  for exercise of option           --           --     225,208      225          --       21,827         22,052
Issuance of Redeemable
 Series A Convertible
 Preferred Stock
  upon conversion of debt   1,843,549   $2,304,436          --       --          --           --             --             --
  for cash                  4,932,763    6,015,368          --       --          --           --             --             --
Deferred compensation              --           --          --       --      (1,518)       1,518             --             --
Amortization of
  deferred compensation            --           --          --       --         440           --             --            440
Net Loss                           --           --          --       --          --           --     (2,225,309)    (2,225,309)
                            ---------   ----------   ---------   ------   ---------    ---------    -----------    -----------
Balances at
  December 31, 2002         6,776,312    8,319,804   2,545,208    2,545      (1,078)      44,225     (2,972,043)    (2,926,351)

Shares issued
  for exercise of option           --           --      30,417       31          --        2,573          2,604
Issuance of Redeemable
 Series A Convertible
 Preferred Stock
  for cash                     28,037       32,647          --       --          --           --             --             --
Deferred compensation              --           --          --       --        (540)         540             --             --
Amortization of
  deferred compensation            --           --          --       --         791           --             --            791
Net Loss                           --           --          --       --          --           --     (2,788,905)    (2,788,905)
                            ---------   ----------   ---------   ------   ---------    ---------    -----------    -----------
Balances at
  December 31, 2003         6,804,349   $8,352,451   2,575,625   $2,576   $    (827)   $  47,338    $(5,760,948)   $(5,711,861)
                            =========   ==========   =========   ======   =========    =========    ===========    ===========


              See accompanying summary of accounting policies and
                         notes to financial statements.

                                                                    EXHIBIT 99.1


                           OPEXA PHARMACEUTICALS, INC.
                          (A Development Stage Company)
                            STATEMENTS OF CASH FLOWS
                  Years Ended December 31, 2003, and 2002, and
     the Period from February 16, 2001 (Inception) Through December 31, 2003

                                                                                           Inception
                                                                                            Through
                                                   2003                  2002                 2003
                                                -----------          -----------          -----------
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss                                        $(2,788,905)         $(2,225,309)         $(5,760,948)
Adjustments to reconcile net loss to
    cash used in operating activities:
Depreciation and amortization                       172,889               53,473              228,812
Amortization of deferred compensation                   791                  440                1,231
Gain on sale of fixed assets                           (602)                  --                 (602)
Research and development costs
  incurred by issuing common stock                       --                   --               17,000
Change in:
  Prepaid and other assets                           22,765              (43,260)             (41,548)
  Deposits                                           (9,907)                  --              (25,287)
  Accounts payable & accrued expenses              (466,546)             584,680              286,463
  Deferred rent                                      47,226               11,729               58,955
  Amounts due to related parties                    (60,954)              47,643                   --
                                                -----------          -----------          -----------

NET CASH USED IN OPERATING ACTIVITIES            (3,083,243)          (1,570,604)          (5,235,924)
                                                -----------          -----------          -----------
CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of fixed assets                           (151,165)            (788,873)            (993,926)
Proceeds from disposal of fixed assets                1,500                   --                1,500
                                                -----------          -----------          -----------

NET CASH USED IN INVESTING ACTIVITIES              (149,665)            (788,873)            (992,426)
                                                -----------          -----------          -----------
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from borrowings under
  convertible notes payable                              --            1,250,000            1,750,000
Proceeds from borrowings under notes
  payable and convertible note
  payable to related parties                             --                   --              500,000
Sales of common stock                                 2,604               22,052               30,856
Sales of Series A Preferred Stock                    32,647            6,015,368            6,048,015
                                                -----------          -----------          -----------
NET CASH PROVIDED BY FINANCING
  ACTIVITIES                                         35,251            7,287,420            8,328,871
                                                -----------          -----------          -----------

NET CHANGE IN CASH                               (3,197,657)           4,927,943            2,100,521
CASH AT BEGINNING OF PERIOD                       5,298,178              370,235                   --
                                                -----------          -----------          -----------

CASH AT END OF PERIOD                           $ 2,100,521          $ 5,298,178          $ 2,100,521
                                                ===========          ===========          ===========
NONCASH ACTIVITIES:
Conversion of debt and accrued interest
  into Series A Preferred Stock                          --          $ 2,304,436          $ 2,304,436
Issuance of Common stocks in connection
  With license agreement                                 --                   --               17,000
Deferred stock compensation                              --          $    (1,518)         $    (1,518)


              See accompanying summary of accounting policies and
                         notes to financial statements.

                                                                    EXHIBIT 99.1

                           OPEXA PHARMACEUTICALS, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF BUSINESS. Opexa Pharmaceuticals, Inc. ("Opexa") (A Development Stage Company) was incorporated in the State of Delaware on February 16, 2001. Opexa is engaged in the development of therapies for the treatment of autoimmune disorders. Opexa is the exclusive licensee to technology developed at Baylor College of Medicine ("Baylor").

Opexa's activities since incorporation have primarily consisted of acquiring technology, conducting development activities and raising capital. As a result, Opexa is considered a "development stage company." Opexa's business is subject to the risks associated with early-stage pharmaceutical research and development. These include the risks of development, the uncertainty of clinical trials and regulatory approvals for products, the uncertainty of market acceptance for products, risks associated with manufacturing, including uncertainty of future costs, competition from other pharmaceutical companies and other products and medical procedures, the uncertainty of patent protection or possible infringement, and the requirement for resources to find these activities.

RECLASSIFICATIONS. Certain prior year amounts have been reclassified to conform with the current year presentation.

USE OF ESTIMATES. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

CASH AND CASH EQUIVALENTS. Investments with an original maturity date of three months or less when purchased are considered to be cash equivalents and are stated at cost.

REVENUE RECOGNITION. From February 16, 2001(inception), Opexa has been engaged in research and development activities and has not recognized any revenues.

PROPERTY AND EQUIPMENT. Property and equipment are stated at cost less accumulated depreciation. Depreciation of property and equipment is computed using the straight-line method over the estimated useful lives of the assets, generally three to five years. Amortization of leasehold improvements is computed using the straight-line method over the shorter of the lease term or the assets' useful lives. Maintenance and repairs that do not significantly improve or extend the life of assets are expensed as incurred.

IMPAIRMENT OF LONG-LIVED ASSETS. Opexa reviews the carrying value of its long-lived assets annually or whenever events or changes in circumstances indicate that the historical cost-carrying value of an asset may no longer be appropriate. Opexa assesses recoverability of the carrying value of the asset by estimating the future net cash flows expected to result from the asset, including eventual disposition. If the future net cash flows are less than the carrying value of the asset, an impairment loss is recorded equal to the difference between the asset's carrying value and fair value.

INCOME TAXES. Opexa accounts for income taxes in accordance with Statement of Financial Accounting Standards ("SFAS") No. 109, Accounting for Income Taxes. This statement prescribes the use of the liability method whereby deferred tax asset and liability account balances are determined based on differences between

                                                                    EXHIBIT 99.1

the financial reporting and the tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse.

STOCK-BASED COMPENSATION. Opexa adopted the disclosure requirements of Financial Accounting Standard No. 123, Accounting for Stock-Based Compensation (FAS No.
123) and FAS No. 148 with respect to pro forma disclosure of compensation expense for options issued. For purposes of the pro forma disclosures, the fair value of each option grant is estimated on the grant date using the Black-Scholes option-pricing model.

Opexa applies APB No. 25 in accounting for its stock option plans and, accordingly, no compensation cost has been recognized in Opexa's financial statements for stock options under any of the stock plans which on the date of grant the exercise price per share was equal to or exceeded the fair value per share. However, compensation cost has been recognized for warrants and options granted to non-employees for services provided. The following table illustrates the effect on net loss and net loss per share if Opexa had applied the fair value provisions of FASB Statement No. 123, Accounting for Stock-Based Compensation, to stock-based employee compensation.

                                                                                               Inception
                                                                                                Through
                                                          2003                2002               2003
                                                         -----------      ------------       -----------
   Net loss as reported                                  $(2,788,905)      $(2,225,309)      $(5,760,948)
   Less:   stock-based compensation
           determined under fair value-
           based method                                      (10,810)              (59)          (10,925)
                                                         -----------      ------------       -----------

   Pro forma net loss                                    $(2,799,715)      $(2,225,368)      $(5,771,873)
                                                         ===========      ============       ===========

   Basic and diluted net loss per common share:
   As reported                                           $     (1.08)      $     (0.89)
   Pro forma                                                   (1.09)            (0.89)

The basic net loss per common share is computed by dividing the net loss by the weighted average number of common shares outstanding. The weighted average fair value of the stock options granted during fiscal 2003 and 2002 was $0.13 and $0.02, respectively. Diluted net loss per common share is computed by dividing the net loss adjusted on an "as if converted" basis, by the weighted average number of common shares outstanding plus potential dilutive securities. For the years ended December 31, 2003 and 2002, potential dilutive securities had an anti-dilutive effect and were not included in the calculation of diluted net loss per common share.

Variables used in the Black-Scholes option-pricing model include (1) 1.5% risk-free interest rate, (2) expected option life is the actual remaining life of the options as of each year end, (3) expected volatility was zero (minimal value), and (4) zero expected dividends.

RESEARCH AND DEVELOPMENT. Research and development expenses include salaries and related employee expenses and consulting fees, facility costs, and laboratory costs. All costs for research and development activities are expensed as incurred. Opexa expenses the costs of licenses of patents and the prosecution of patents until the issuance of such patents and the commercialization of related products is reasonably assured. During 2001, Opexa expensed $17,000 related to the value of Common Stock issued to Baylor and certain inventors in connection with a license of technology.

                                                                    EXHIBIT 99.1


RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS. Opexa does not expect the adoption of recently issued accounting pronouncements to have a significant impact on Opexa results of operations, financial position or cash flow.


NOTE 2 - GOING CONCERN

As shown in the accompanying financial statements, Opexa incurred net losses of $2,788,905 and $2,225,309 in fiscal 2003 and 2002, respectively, and has an accumulated deficit of $5,760,948 as of December 31, 2003. For the year ended December 31, 2003, Opexa had negative cash flow from operating activities of $3,083,243. These conditions create an uncertainty as to Opexa's ability to continue as a going concern. Management is trying to raise additional capital through sales of common stock. The financial statements do not include any adjustments that might be necessary if Opexa is unable to continue as a going concern.



NOTE 3 - PROPERTY AND EQUIPMENT

Property and equipment consisted of the following at December 31, 2003:

         Description                                          Life                 2003
         -----------------------                            -------               ----------
         Laboratory equipment                               5 years               $  179,309
         Leasehold improvements                             3-10 years               635,479
         Computer equipment and software                    3 years                   55,996
         Office furniture and fixtures                      3 years                  121,442
                                                                                  ----------

                                                                                     992,226
         Less: accumulated depreciation                                             (228,010)
                                                                                  ----------

                                                                                  $  764,216
                                                                                  ==========

Depreciation expense totaled $172,889 and $53,473 in fiscal 2003 and 2002, respectively.


NOTE 4 - COMMITMENTS AND CONTINGENCIES

Opexa leases its office spaces under a ten-year operating lease commencing in September 2002 and expiring in 2012. The lease payments of this facility escalate over the life of the lease, and Opexa accounts for these future escalations by accruing additional rent expense on a straight-line basis to equalize rent payments over the life of the lease. Opexa also leases a research facility under an eighteen-month operating lease commencing in June 2003. Basic rent expenses charged to operations for fiscal 2003 and 2002 was $363,436 and $123,809 respectively.

Minimum future rental payments under non-cancelable operating leases having remaining terms in excess of 1 year as of December 31, 2003 for each of the next 5 years and in the aggregate are:

                                                                    EXHIBIT 99.1


Year Ending December 31,
             2004                                                $   262,847
             2005                                                    197,373
             2006                                                    223,005
             2007                                                    223,005
             2008                                                    223,005
             2009 and thereafter                                     990,707
                                                                 -----------

Total obligation for future lease payments                       $ 2,119,942
                                                                 ===========

Opexa is subject to numerous risks and uncertainties because of the nature of its business and the status of its operations. Opexa maintains insurance coverage for events and in amounts that it deems appropriate. There can be no assurance that the level of insurance maintained will be sufficient to cover any claims incurred by Opexa or that the type of claims incurred will be covered by the terms of insurance coverage.


NOTE 5 - NOTE PAYABLE

During 2001, an affiliate of Baylor loaned $250,000 to Opexa under various promissory notes ("Notes"). The Notes bore interest at the prime rate plus 1 % and had a maturity date of April 15, 2002. Opexa incurred interest expense of $9,547 and $3,741 during the period from inception (February 16, 2001) to December 31, 2001 and the year ended December 31, 2002, respectively. During April 2002, the principal and accrued interest were converted into 210,630 shares of Series A Preferred Stock (see Note 7).

During October 2001, Opexa borrowed $500,000 from third parties ("Third Party Convertible Notes") and $250,000 from Baylor under convertible notes ("Baylor Convertible Notes") due in October 2002. Opexa borrowed an additional $1,250,000 in Third Party Convertible Notes in 2002, of which $200,000 was in exchange for a commitment for future consulting services and the balance of $1,050,000 was in exchange for cash. During 2002, Opexa utilized $160,688 of the commitment for future services.

All of the convertible notes bore interest at the rate of 10% per annum, which was payable at maturity. Opexa incurred interest expense of $27,194 and $13,958 under these notes during the period from inception (February 16, 2001) to December 31, 2001 and the year ended December 31, 2002, respectively. In connection with the notes, Opexa issued warrants to acquire 800,000 shares of Common Stock, of which Baylor received warrants to acquire 100,000 shares (see
Note 8). During April 2002, the principal and accrued interest on the Third Party Convertible Notes and the Baylor Convertible Notes were converted into 1,632,919 shares of Series A Preferred Stock (see Note 7).


NOTE 6 - INCOME TAXES

Deferred income taxes are computed using the asset and liability method, such that deferred tax assets and liabilities are recognized for the expected future tax consequences of temporary differences between financial reporting amounts and the tax basis of existing assets and liabilities based on currently enacted tax laws and tax rates in effect for the periods in which the differences are expected to reverse. Income tax expense is the tax payable for the period plus the change during the period in deferred income taxes. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.

                                                                    EXHIBIT 99.1


During fiscal 2003 and 2002, Opexa incurred net losses of $2,788,905 and $2,225,309, respectively. Therefore, Opexa has no tax liability. The net deferred tax asset generated by the loss carry-forward has been fully reserved. The cumulative net operating loss carry-forward is approximately $5,743,948 at December 31, 2003, and will expire in the years 2021 through 2023.

At December 31, 2003, deferred tax assets consisted of the following:

                                                        2003
                                                    ------------

          Deferred tax assets                       $  1,952,942
            Less: valuation allowance                 (1,952,942)
                                                    ------------

          Net deferred tax asset                    $          0
                                                    ============


NOTE 7 - STOCKHOLDERS' DEFICIT

COMMON STOCK

In connection with its formation, during February 2001, Opexa sold to its founding stockholder, an affiliate of Baylor, 200,000 shares of Common Stock for $0.01 per share. Additionally, during September 2001, the affiliate of Baylor acquired an additional 100,000 shares of Common Stock for $0.01 per share.

During September 2001, Opexa sold 200,000 shares of Common Stock to its Chief Executive Officer. Of such shares, 160,000 shares are subject to certain repurchase rights that expire over a four-year period ending February 2005, and certain of such repurchase rights lapse upon the occurrence of certain events, as defined in an employment agreement. At December 31, 2002, 86,667 shares were subject to repurchase.

During September 2001, Opexa sold 20,000 shares of Common Stock to a Director for $0.01 per share. These shares were subject to certain repurchase rights that expired over the one-year period of the Director's service.

In connection with the license of technology from Baylor, during September 2001, Opexa issued 1,700,000 shares of Common Stock to Baylor, of which 850,000 was transferred to two founding scientists who were employees of Baylor. The Common Stock issued was valued by Opexa at $.01 per share. Additionally and contemporaneously with the execution of the license, Baylor purchased 100,000 shares of Common Stock for $.01 per share.

Of the 850,000 shares issued to founding scientists, 478,125 shares issued to one scientist are subject to certain repurchase rights. In the event that such scientist ceases consulting services or breaches certain non-competition provisions, Opexa has the right to repurchase a portion of such shares for $.01 per share. This repurchase right expires ratably over the three-year period ending September 2004. At December 31, 2002, 278,907 shares were subject to repurchase.

During March 2002, Opexa's Chief Executive Officer exercised an option to acquire 200,000 shares of Common Stock at $0.10 per share. All of such shares are subject to certain repurchase rights that expire over the original four-year period of the option ending December 2005. At December 31, 2002, 150,000 shares were subject to repurchase.

During March 2002, a Director exercised an option to acquire 20,000 shares of Common Stock at $0.10 per share. All of such shares are subject to certain

                                                                    EXHIBIT 99.1


repurchase rights that expire over the original two-year period of the option ending December 2003. At December 31, 2002, 10,000 shares were subject to repurchase.

During March 2002, an employee exercised an option to acquire 5,208 shares of Common Stock at $0.01 per share.

During 2003, an employee exercised his options to acquire 20,000 shares of Common Stock at $0.125 per share. During 2003, a consultant also exercised his options to acquire 10,417 shares of Common Stock at $0.01 per share.

SERIES A PREFERRED STOCK

During April 2002, Opexa issued 5,923,549 shares of Series A Preferred Stock for cash and upon conversion of indebtedness. Of such shares, Opexa sold 4,080,000 for $1.25 per share in cash. Additionally, 210,630 shares were issued to an affiliate of Baylor upon conversion of the principal balance of notes payable of $250,000 and related accrued interest of $13,288, 209,000 shares were issued to Baylor upon conversion of the principal balance of notes payable of $250,000 and related accrued interest of $11,250, 1,262,542 shares were issued to others upon conversion of the principal balance of notes payable of $1,550,000 and related accrued interest of $28,178, and 161,377 shares were issued to a service provider upon conversion of the principal balance of notes payable of $200,000 and related accrued interest of $1,720. During May and June 2002, Opexa sold 852,763 shares of Series A Preferred Stock for $1.25 per share in cash.

Opexa incurred offering costs of $150,586 in connection with the issuance of Series A Preferred Stock.

During 2003, Opexa sold 28,037 shares of Series A Preferred Stock for $1.25 per share in cash. Opexa incurred offering costs of $2,400 in connection with the issuance of Series A Preferred Stock.

Each share of Series A Preferred Stock is convertible at any time at the option of the holder into Common Stock. Each share of Series A Preferred Stock is convertible into one share of Common Stock. The conversion rate of the Series A Preferred Stock is subject to adjustment for certain dilutive events, including the sale of Common Stock or securities convertible into or exercisable for Common Stock at a price per share less than the then-existing conversion price of the Series A Preferred Stock. However, such dilutive events exclude certain sales of Common Stock issued or issuable to officers, directors, employees and consultants.

Each share of Series A Preferred Stock shall be automatically converted into Common Stock, at the then-applicable conversion rate, upon the affirmative vote of at least two-thirds of the outstanding shares of Series A Preferred Stock or in the event of an underwritten public offering of the Common Stock of Opexa with an offering price of at least $3.00 per share and offering proceeds of at least $25 million.

At any time on or after March 28, 2008, the holders of the outstanding shares of Series A Preferred Stock may require Opexa to redeem such shares over a three-year period at a price of $1.25 per share, plus declared but unpaid dividends. If Opexa fails to redeem such shares, the holders of the majority of the shares of Series A Preferred Stock have the right to elect a majority of the Board of Directors.

The holders of Series A Preferred Stock are entitled to receive dividends of $0.10 per share on a non-cumulative basis when and as declared by the Board of Directors.

Upon liquidation, the holders of Series A Preferred Stock shall receive a preferential amount per share equal to $1.25, plus declared but unpaid dividends,

                                                                    EXHIBIT 99.1


and then shall share ratably with holders of Common Stock in any remaining assets of Opexa.

WARRANTS TO ACQUIRE COMMON STOCK

In connection with Third Party Convertible Notes and the Baylor Convertible Notes, Opexa has issued to the lenders warrants to purchase up to 700,000 and 100,000 shares of Common Stock, respectively, at a price of $1.25 per share. The warrants expire in April 2005 if not previously exercised.


NOTE 8 - STOCK OPTION PLAN

In 2001 Opexa adopted the 2001 Stock Option Plan ("the Plan"). The Plan provides for the granting of stock options to employees and consultants of Opexa. Options granted under the Plan may be either incentive stock options or nonqualified stock options. Incentive stock options ("ISO") may be granted only to Company employees (including officers and directors who are also employees). Nonqualified stock options ("NSO") may be granted to Opexa's employees and consultants.

Options under the Plan may be granted for periods of up to ten years and at an exercise price equal to the estimated fair value of the shares on the date of grant as determined by the Board of Directors. The vesting schedule and term of each grant is determined by the Board, and vesting is generally over three to four years.

Summary information regarding options is as follows:

                                                       Weighted
                                                       Average
                                       Options        Share Price
                                       -------          --------
     Granted                           330,000          $   0.08
                                       -------          --------

Outstanding at
     December 31, 2001                 330,000              0.08

Year ended December 31, 2002:
     Granted                            25,000              0.13
     Exercised                        (225,208)             0.10
Forfeited                              (10,000)             0.01
                                       -------          --------
Outstanding at
     December 31, 2002                 119,792              0.07

Year ended December 31, 2003:
     Granted                           683,000              0.13
     Exercised                         (30,417)             0.10
Forfeited                              (44,375)             0.01
                                       -------          --------
Outstanding at
     December 31, 2003                 728,000          $   0.07
                                       =======          ========

                                                                    EXHIBIT 99.1


Options outstanding and exercisable as of December 31, 2003:

                                      --Outstanding--              Exercisable
                              Number             Remaining           Number
     Exercise Price          of Shares             life             of Shares
     --------------         ----------           ---------         -----------
           $ 0.010              50,000            8 years              16,347
             0.125             678,000           4-10 years            94,994
                            ----------                             ----------
                               728,000                                111,341
                            ==========                             ==========

NOTE 9 - LICENSE AGREEMENT

Opexa is the exclusive worldwide licensee of certain technology developed at Baylor. In exchange for this license, Opexa issued 1,700,000 shares of Common Stock to Baylor, which in turn distributed 850,000 of such shares to two scientists who were employees of Baylor (see Note 7). Opexa must reimburse Baylor for the cost of patent filings fees and legal fees related to such patent applications. In addition, Opexa must pay a royalty based on net sales in the event that the technology is developed commercially. The license has customary conditions and events of default. Opexa is granted rights to certain improvements to the licensed technology if Opexa funds at least $150,000 in research conducted by Baylor. As of December 31, 2003 and 2002, Opexa has funded $59,923 and $76,954, respectively, of such research.

NOTE 10 - RELATED PARTY TRANSACTIONS

Opexa incurred indebtedness to Baylor and an affiliate of Baylor, each of whom is a stockholder of Opexa (see Note 5). Opexa also issued Common Stock to Baylor in connection with the license of technology (see Note 7).

During 2002, Opexa agreed to provide financial and personnel support to Baylor for a physician-sponsored trial (the "Baylor Trial") being conducted by Baylor using the technology licensed to Opexa. In connection with this commitment, Opexa paid $16,197 during 2002 as support for the cost of Baylor employees involved in the trial, and incurred expenses for laboratory materials and supplies of approximately $117,000, substantially all of which was related to the Baylor Trial. Certain of Opexa's employees devoted substantial portions of their time to assisting with Baylor Trial.

Opexa engaged Baylor to conduct research on improvements to the licensed technology, and committed to fund up to $136,876 of such research. During 2003 and 2002, Opexa recognized $59,923 and $76,954, respectively, in expense related to such research.

Opexa engaged two directors as consultants, and incurred $28,333 and $180,000 in expense during the period from inception (February 16, 2001) through December 31, 2001 and the year ended December 31, 2002, respectively. Additionally, Opexa has engaged a founding scientist, who is also the spouse of a director, as a scientific consultant, and incurred $16,667 in expense during the year ended December 31, 2002.